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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) November 15, 1996


                      First Union National Bank of Georgia
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             (Exact name of registrant as specified in its charter)

                                  on behalf of

                      First Union Master Credit Card Trust
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       United States                     33-98546               58-1051808
-------------------------------   ------------------------    --------------
(State or Other Jurisdiction of   (Commission File Number)    (IRS Employer
Incorporation)                                                Identification
                                                              Number)



         999 Peachtree Street
           Atlanta, Georgia                                      30309
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(Address of Principal Executive Office)                       (Zip Code)


Registrant's telephone number, including area code (404) 827-7350


                                       N/A
         --------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




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INFORMATION TO BE INCLUDED IN THE REPORT

Items 1-4.            Not Applicable

Item 5. The First Union Master Credit Card Trust, Series 1996-1 Certificateholders' Statement for the period of October 1996 was delivered to Certificateholders on November 15, 1996. The First Union Master Credit Card Trust, Series 1996-2 Certificateholders' Statement for the period of October 1996 was delivered to Certificateholders on November 20, 1996.

Item 6.               Not Applicable.

Item 7.               Exhibits.

                  The following are filed as Exhibits to this Report under Exhibits 20.1 and 20.2.

      Exhibit 20.1 First Union Master Credit Card Trust, Series 1996-1 Certificateholders' Statement for the November 15, 1996 Distribution Date.

      Exhibit 20.2 First Union Master Credit Card Trust, Series 1996-2 Certificateholders' Statement for the November 20, 1996 Distribution Date.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                               FIRST UNION NATIONAL BANK
                                                 OF GEORGIA



                                               By: /s/ James H. Gilbraith II
                                                  ---------------------------
                                                  Name: James H. Gilbraith II
                                                  Title: Vice President and
                                                            Managing Director


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                                  EXHIBIT INDEX


Exhibit                         Description                        Page
-------                         -----------                        ----

Exhibit 20.1            First Union Master Credit Card
                        Trust, Series 1996-1
                        Certificateholders' Statement
                        for the November 15, 1996
                        Distribution Date.                            5

Exhibit 20.2            First Union Master Credit Card
                        Trust, Series 1996-2
                        Certificateholders' Statement
                        for the November 20, 1996
                        Distribution Date.                           15


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